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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

       Date of Event Requiring Report: December 15, 2000

                          QINNET.COM, INC.
     (Exact name of registrant as specified in its charter)

Delaware                     000-28659               75-2610514
(State of Incorporation)    (Commission              (IRS Employer
                            File Number)             Identification #)

      450 North Brand Boulevard, 6th Floor, Glendale, CA  91203
             --------------------------------------------
              (Address of Principal Executive Offices)

                           (818) 291-6250
               ----------------------------------------
         (Registrant's telephone number, including area code)

                Internet Corporation of America, Inc.
         16910 Dallas Parkway, Suite 100, Dallas, TX  75248
         ---------------------------------------------------
                (Registrant's Former Name and Address)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

S.W. Hatfield, CPA has declined reappointment as the principal accountant to audit the Company's financial statements, beginning with its financial statements for the year ending December 31, 2000, by notice dated December 8, 2000 and received by the Company on December 15, 2000.

The reports of S.W. Hatfield, CPA on the financial statements for the years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as described below.

The audit report of S.W. Hatfield, CPA dated April 10, 2000 on the financial statements of the Company for the years ended
December 31, 1999 and December 31, 1998 contained a separate paragraph stating as follows:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

During the Company's fiscal years ended December 31, 1999 and December 31, 1998, and each interim period subsequent to December 31, 1999 preceding S.W. Hatfield, CPA's resignation, there were no disagreements between the Company and S.W. Hatfield, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of S.W. Hatfield, CPA, would have caused S.W. Hatfield, CPA to make reference to the subject matter of the disagreement (s) in connection with its report on the Company's financial statements.

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At the request of the Company, S.W. Hatfield, CPA has furnished its letter dated December 20, 2000 addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company regarding the change in the Company's certifying accountant.


ITEM 5.  OTHER EVENTS

     None


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS
--------------------

     None

EXHIBITS
--------

16.1 Letter of S.W. Hatfield, CPA dated December 8, 2000 regarding resignation of Certifying Accountant.

16.2 Letter of S.W. Hatfield, CPA dated December 20, 2000 regarding the change in the Registrant's Certifying
      Accountant.


ITEM 8.  CHANGE IN FISCAL YEAR

     None

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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 20, 2000                    QINNET.COM, INC.


                                  By: /s/ Paul Schwartz
                                      --------------------------
                                      Paul Schwartz
                                      Secretary, Treasurer & Director

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